SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 17, 2002
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                          Enterprise Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



Nevada                                  0-28790                 87-0429962 B
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(State or other                 (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia           V6J 1G1
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (604) 659-5006
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ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

     This form is filed as a supplement to our previous 8-K filed on January 22, 2002. Our filing was erroneous in that it listed Harv Dhaliwal as President and Director of the Company. Mr. Dhaliwal is Treasurer, Secretary, and Director of Enterprise Technologies, Inc.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ENTERPRISE TECHNOLOGIES, INC.


                                                           By: /s/ Harv Dhaliwal
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                                  Harv Dhaliwal, Treasurer, Secretary & Director

Date: January 28, 2002